LOSS PER SHARE (Tables)	12 Months Ended
Dec. 31, 2023
Profit or loss [abstract]
SCHEDULE OF LOSS PER SHARE

	December 31, 2023	December 31, 2022	December 31, 2021

Net loss attributable to the owners of the company	(20,914)	(6,184)	(4,939)

Basic and diluted loss per share	(7.82)	*(8.47)	*(7.41)
Weighted average number of ordinary shares used in calculating basic and diluted loss per share	2,676	730	666

*	Restated as a result of the SPAC transaction and the reverse share split described in Note 14B(4), the calculation of the basic and diluted loss per share for all past periods presented have been adjusted retrospectively based on the new number of shares as derived from the conversion ratio.